                               POWER OF ATTORNEY

  WHEREAS, SI Diamond Technology, Inc., a Texas corporation (the "Company"), has filed with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a selling shareholder registration statement on Form S-3 (Registration No. 333-00674), a draft of which has been previously reviewed by the undersigned (the "Registration Statement"), which may include one or more prospectuses, to the extent required, with such pre-effective or post-effective amendments thereto as the appropriate officers of the Company may deem necessary or advisable, together with any and all exhibits and other documents having relation to said Registration Statement;

  NOW, THEREFORE, the undersigned in his capacity as a director or officer or both, as the case may be, of the Company, does hereby constitute and appoint Marc W. Eller and Zvi Yaniv, and each of them severally, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, to do any and all acts and things in his name and on his behalf in his capacity as a director or officer or both, as the case may be, of the Company, as fully and to all intents and purposes as the undersigned might or could do in person, and to execute any and all instruments for the undersigned and in his name in any and all capacities which such person may deem necessary or advisable to enable the Company to comply with the Act and any rules, regulations and requirements of the Commission, in connection with the filing of the Registration Statement, including specifically, but not limited to, power and authority to sign for the undersigned, in his capacity as a director or officer or both, as the case may be, of the Company, the Registration Statement and any and all other documents (including, without limitation, any amendments or further post-effective amendments to the Registration Statement or to such other documents) which such person may deem necessary or advisable in connection therewith; and the undersigned does hereby ratify and confirm all that such person shall do or cause to be done by virtue hereof.

  IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 6th day of September, 1996.

                                          /s/ Howard K. Schmidt
                                          _____________________________________
                                            Howard K. Schmidt

                               POWER OF ATTORNEY

  WHEREAS, SI Diamond Technology, Inc., a Texas corporation (the "Company"), has filed with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a selling shareholder registration statement on Form S-3 (Registration No. 333-00674), a draft of which has been previously reviewed by the undersigned (the "Registration Statement"), which may include one or more prospectuses, to the extent required, with such pre-effective or post-effective amendments thereto as the appropriate officers of the Company may deem necessary or advisable, together with any and all exhibits and other documents having relation to said Registration Statement;

  NOW, THEREFORE, the undersigned in his capacity as a director or officer or both, as the case may be, of the Company, does hereby constitute and appoint Marc W. Eller and Zvi Yaniv, and each of them severally, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, to do any and all acts and things in his name and on his behalf in his capacity as a director or officer or both, as the case may be, of the Company, as fully and to all intents and purposes as the undersigned might or could do in person, and to execute any and all instruments for the undersigned and in his name in any and all capacities which such person may deem necessary or advisable to enable the Company to comply with the Act and any rules, regulations and requirements of the Commission, in connection with the filing of the Registration Statement, including specifically, but not limited to, power and authority to sign for the undersigned, in his capacity as a director or officer or both, as the case may be, of the Company, the Registration Statement and any and all other documents (including, without limitation, any amendments or further post-effective amendments to the Registration Statement or to such other documents) which such person may deem necessary or advisable in connection therewith; and the undersigned does hereby ratify and confirm all that such person shall do or cause to be done by virtue hereof.

  IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 6th day of September, 1996.

                                          /s/ Ronald J. Berman
                                          _____________________________________
                                            Ronald J. Berman

                               POWER OF ATTORNEY

  WHEREAS, SI Diamond Technology, Inc., a Texas corporation (the "Company"), has filed with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a selling shareholder registration statement on Form S-3 (Registration No. 333-00674), a draft of which has been previously reviewed by the undersigned (the "Registration Statement"), which may include one or more prospectuses, to the extent required, with such pre-effective or post-effective amendments thereto as the appropriate officers of the Company may deem necessary or advisable, together with any and all exhibits and other documents having relation to said Registration Statement;

  NOW, THEREFORE, the undersigned in his capacity as a director or officer or both, as the case may be, of the Company, does hereby constitute and appoint Marc W. Eller and Zvi Yaniv, and each of them severally, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, to do any and all acts and things in his name and on his behalf in his capacity as a director or officer or both, as the case may be, of the Company, as fully and to all intents and purposes as the undersigned might or could do in person, and to execute any and all instruments for the undersigned and in his name in any and all capacities which such person may deem necessary or advisable to enable the Company to comply with the Act and any rules, regulations and requirements of the Commission, in connection with the filing of the Registration Statement, including specifically, but not limited to, power and authority to sign for the undersigned, in his capacity as a director or officer or both, as the case may be, of the Company, the Registration Statement and any and all other documents (including, without limitation, any amendments or further post-effective amendments to the Registration Statement or to such other documents) which such person may deem necessary or advisable in connection therewith; and the undersigned does hereby ratify and confirm all that such person shall do or cause to be done by virtue hereof.

  IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 10th day of September, 1996.

                                          /s/ Lee B. Arberg
                                          _____________________________________
                                            Lee B. Arberg

                               POWER OF ATTORNEY

  WHEREAS, SI Diamond Technology, Inc., a Texas corporation (the "Company"), has filed with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a selling shareholder registration statement on Form S-3 (Registration No. 333-00674), a draft of which has been previously reviewed by the undersigned (the "Registration Statement"), which may include one or more prospectuses, to the extent required, with such pre-effective or post-effective amendments thereto as the appropriate officers of the Company may deem necessary or advisable, together with any and all exhibits and other documents having relation to said Registration Statement;

  NOW, THEREFORE, the undersigned in his capacity as a director or officer or both, as the case may be, of the Company, does hereby constitute and appoint Marc W. Eller and Zvi Yaniv, and each of them severally, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, to do any and all acts and things in his name and on his behalf in his capacity as a director or officer or both, as the case may be, of the Company, as fully and to all intents and purposes as the undersigned might or could do in person, and to execute any and all instruments for the undersigned and in his name in any and all capacities which such person may deem necessary or advisable to enable the Company to comply with the Act and any rules, regulations and requirements of the Commission, in connection with the filing of the Registration Statement, including specifically, but not limited to, power and authority to sign for the undersigned, in his capacity as a director or officer or both, as the case may be, of the Company, the Registration Statement and any and all other documents (including, without limitation, any amendments or further post-effective amendments to the Registration Statement or to such other documents) which such person may deem necessary or advisable in connection therewith; and the undersigned does hereby ratify and confirm all that such person shall do or cause to be done by virtue hereof.

  IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 6th day of September, 1996.

                                          /s/ David R. Sincox
                                          _____________________________________
                                            David R. Sincox

                               POWER OF ATTORNEY

  WHEREAS, SI Diamond Technology, Inc., a Texas corporation (the "Company"), has filed with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a selling shareholder registration statement on Form S-3 (Registration No. 333-00674), a draft of which has been previously reviewed by the undersigned (the "Registration Statement"), which may include one or more prospectuses, to the extent required, with such pre-effective or post-effective amendments thereto as the appropriate officers of the Company may deem necessary or advisable, together with any and all exhibits and other documents having relation to said Registration Statement;

  NOW, THEREFORE, the undersigned in his capacity as a director or officer or both, as the case may be, of the Company, does hereby constitute and appoint Marc W. Eller and Zvi Yaniv, and each of them severally, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, to do any and all acts and things in his name and on his behalf in his capacity as a director or officer or both, as the case may be, of the Company, as fully and to all intents and purposes as the undersigned might or could do in person, and to execute any and all instruments for the undersigned and in his name in any and all capacities which such person may deem necessary or advisable to enable the Company to comply with the Act and any rules, regulations and requirements of the Commission, in connection with the filing of the Registration Statement, including specifically, but not limited to, power and authority to sign for the undersigned, in his capacity as a director or officer or both, as the case may be, of the Company, the Registration Statement and any and all other documents (including, without limitation, any amendments or further post-effective amendments to the Registration Statement or to such other documents) which such person may deem necessary or advisable in connection therewith; and the undersigned does hereby ratify and confirm all that such person shall do or cause to be done by virtue hereof.

  IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 5th day of September, 1996.

                                          /s/ Philip C. Shaffer
                                          _____________________________________
                                            Philip C. Shaffer

                               POWER OF ATTORNEY

  WHEREAS, SI Diamond Technology, Inc., a Texas corporation (the "Company"), has filed with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a selling shareholder registration statement on Form S-3 (Registration No. 333-00674), a draft of which has been previously reviewed by the undersigned (the "Registration Statement"), which may include one or more prospectuses, to the extent required, with such pre-effective or post-effective amendments thereto as the appropriate officers of the Company may deem necessary or advisable, together with any and all exhibits and other documents having relation to said Registration Statement;

  NOW, THEREFORE, the undersigned in his capacity as a director or officer or both, as the case may be, of the Company, does hereby constitute and appoint Marc W. Eller and Zvi Yaniv, and each of them severally, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, to do any and all acts and things in his name and on his behalf in his capacity as a director or officer or both, as the case may be, of the Company, as fully and to all intents and purposes as the undersigned might or could do in person, and to execute any and all instruments for the undersigned and in his name in any and all capacities which such person may deem necessary or advisable to enable the Company to comply with the Act and any rules, regulations and requirements of the Commission, in connection with the filing of the Registration Statement, including specifically, but not limited to, power and authority to sign for the undersigned, in his capacity as a director or officer or both, as the case may be, of the Company, the Registration Statement and any and all other documents (including, without limitation, any amendments or further post-effective amendments to the Registration Statement or to such other documents) which such person may deem necessary or advisable in connection therewith; and the undersigned does hereby ratify and confirm all that such person shall do or cause to be done by virtue hereof.

  IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 5th day of September, 1996.

                                          /s/ Igor Leontiev
                                          _____________________________________
                                            Igor Leontiev

                               POWER OF ATTORNEY

  WHEREAS, SI Diamond Technology, Inc., a Texas corporation (the "Company"), has filed with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a selling shareholder registration statement on Form S-3 (Registration No. 333-00674), a draft of which has been previously reviewed by the undersigned (the "Registration Statement"), which may include one or more prospectuses, to the extent required, with such pre-effective or post-effective amendments thereto as the appropriate officers of the Company may deem necessary or advisable, together with any and all exhibits and other documents having relation to said Registration Statement;

  NOW, THEREFORE, the undersigned in his capacity as a director or officer or both, as the case may be, of the Company, does hereby constitute and appoint Marc W. Eller and Dr. Zvi Yaniv, and each of them severally, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, to do any and all acts and things in his name and on his behalf in his capacity as a director or officer or both, as the case may be, of the Company, as fully and to all intents and purposes as the undersigned might or could do in person, and to execute any and all instruments for the undersigned and in his name in any and all capacities which such person may deem necessary or advisable to enable the Company to comply with the Act and any rules, regulations and requirements of the Commission, in connection with the filing of the Registration Statement, including specifically, but not limited to, power and authority to sign for the undersigned, in his capacity as a director or officer or both, as the case may be, of the Company, the Registration Statement and any and all other documents (including, without limitation, any amendments or further post-effective amendments to the Registration Statement or to such other documents) which such person may deem necessary or advisable in connection therewith; and the undersigned does hereby ratify and confirm all that such person shall do or cause to be done by virtue hereof.

  IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 6th day of September, 1996.

                                          /s/ Dr. Zvi Yaniv
                                          _____________________________________
                                            Dr. Zvi Yaniv